Exhibit 10.1

Execution Version

MASTER ASSIGNMENT, AGREEMENT AND AMENDMENT NO. 9 TO CREDIT AGREEMENT

This MASTER ASSIGNMENT, AGREEMENT AND AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Agreement”) dated as of November 6, 2014 (the “Effective Date”), is among Jones Energy Holdings, LLC, a Delaware limited liability company (the “Borrower”), Jones Energy, Inc., a Delaware corporation and the parent company of the Borrower (“Jones Parent”), the undersigned subsidiaries of the Borrower as guarantors (together with Jones Parent, collectively, the “Guarantors”), the Lenders (as defined below), Wells Fargo Bank, N.A. (“Wells Fargo”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Wells Fargo, Capital One, National Association, MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.), Toronto Dominion (New York) LLC, Credit Agricole Corporate and Investment Bank, JPMorgan Chase Bank, N.A., Comerica Bank, and SunTrust Bank (collectively, the “Assignors” and each an “Assignor”), and BOKF, NA dba Bank of Texas, Citibank, N.A., Barclays Bank PLC, and IBERIABANK (collectively, the “Assignees” and each an “Assignee”).

RECITALS

A.            The Borrower is party to that certain Credit Agreement dated as of December 31, 2009 among the Borrower, the financial institutions party thereto from time to time as lenders (the “Lenders”) and the Administrative Agent, as heretofore amended (as so amended, the “Credit Agreement”).

B.            The Borrower has requested that the Lenders agree to increase the Borrowing Base under the Credit Agreement, and, to provide for part of the increase in the Borrowing Base, the Assignees have agreed to become a party to the Credit Agreement pursuant to the terms hereof, and the Assignors wish to assign certain percentages of their rights and obligations under the Credit Agreement as Lenders to the Assignees pursuant to the terms hereof.

C.            After the assignment and assumption of the rights and obligations as set forth herein have been made effective, the parties hereto wish to, subject to the terms and conditions of this Agreement, (i) increase the Borrowing Base and (ii) amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Unless otherwise specifically defined herein, each term defined in the Credit Agreement, as amended hereby, and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended hereby.

Section 2.              Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.              Master Assignment.

(a)           Assignments.  For an agreed consideration, each Assignor hereby irrevocably and severally sells and assigns to each Assignee, without recourse and without representation or warranty other than as expressly provided herein, and each Assignee hereby irrevocably and severally purchases and assumes from each Assignor, subject to the terms hereof and of the Credit Agreement, (i) such percentage in and to all of such Assignor’s respective rights and obligations in its capacity as a Lender under the Credit Agreement (including, without limitation, such percentage interest in the Loans owing to such Assignor and such Assignor’s risk participation and funded participation in Letters of Credit existing as of the date hereof (prior to the effectiveness of this Agreement)) that would result in the Assignors and the Assignees having the respective Maximum Credit Amounts set forth on Annex I attached hereto, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.  Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Agreement, without representation or warranty by any Assignor.  After giving effect to the sales and assignments pursuant to this Section 3 and after giving effect to the increase in the Borrowing Base set forth in Section 4 below, each Lender’s (including each Assignee’s) Maximum Credit Amount will be as set forth next to its name on Annex I attached hereto.

(b)           Representations and Warranties of Assignors.  Each Assignor (i) represents and warrants that (A) it is the legal and beneficial owner of the interests that it is assigning under clause (a) above, (B) such interests are free and clear of any lien, encumbrance or other adverse claim and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (ii) assumes no responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (B) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (C) the financial condition of the Borrower, its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (D) the performance or observance by the Borrower, its Subsidiaries or Affiliates or any other Person of any of its obligations under any Loan Document.

(c)           Representations and Warranties of Assignee.  Each Assignee (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement (if not already a Lender thereunder), (B) it meets all the requirements to be an assignee under Section 12.04 of the Credit Agreement (subject to such consents, if any, as may be required under Section 12.04 of the Credit Agreement), (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the interests assigned to it hereunder, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the interests assigned to it hereunder and either it, or the person exercising discretion in making its decision to acquire the interests assigned to it hereunder, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to purchase the interests assigned to it hereunder, (F) it has, independently and without reliance upon the Administrative Agent or any Assignor or any other Assignee and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to purchase the interests assigned to it hereunder, and (G) it has delivered to the Borrower and the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any Assignor or any other Assignee, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d)           Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the interests assigned hereunder (including payments of principal, interest, fees and other amounts) to the relevant Assignors for amounts which have accrued to but excluding the Effective Date and to the relevant Assignees for amounts which have accrued from and after the Effective Date.  To the extent necessary, the Assignors and the Assignees shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of the assignments contemplated hereby directly between themselves.

(e)           Consents.  The Borrower, the Administrative Agent and the Issuing Bank hereby consent to the assignments made under this Section 3 to each Assignee.

Section 4.              Increase in the Borrowing Base.  Subject to the terms of this Agreement, as of the Effective Date, the Borrowing Base shall be increased to $625,000,000 and such Borrowing Base shall remain in effect at that level until the effective date of the next Borrowing Base redetermination made in accordance with the terms of the Credit Agreement, as amended hereby.  The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 4 shall be and be deemed to be the Scheduled Redetermination of the Borrowing Base under Section 2.07(b) of the Credit Agreement for fall 2014.  Each Assignor’s and each Assignee’s Applicable Percentage of the resulting Borrowing Base, after giving effect to the assignments made pursuant to Section 3 above and the increase in the Borrowing Base set forth in this Section 4, is set forth in Annex II attached hereto.

Section 5.              Amendments to Credit Agreement.

(a)           The Credit Agreement (other than the exhibits and schedules thereto) is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

(b)           Exhibits I (Forms of U.S. Tax Compliance Certificates) to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit I (Forms of U.S. Tax Compliance Certificates) attached hereto as Exhibit I.

Section 6.              Credit Parties Representations and Warranties.  Each Credit Party represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any such representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Agreement, no Event of Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the limited liability company power and authority of such Credit Party and have been duly authorized by appropriate limited liability company action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Indebtedness (as such Indebtedness may be increased as a result of the transactions contemplated hereby).

Section 7.              Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)           The Administrative Agent, the Arranger and the Lenders shall have received all commitment, facility and agency fees and all other fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, without limitation, the reasonable fees and expenses of Bracewell & Giuliani LLP, as special counsel to the Administrative Agent).

(b)           The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor each setting forth resolutions of its board of directors or other appropriate governing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, the officers of the Borrower or such Guarantor (y) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, specimen signatures of such authorized officers, and the Organizational Documents of the Borrower and such Guarantor, certified as being true and complete, or if applicable, certifying that there has been no change thereto since the date of a previously-delivered certificate of the Secretary or an Assistant Secretary of the Borrower or such Guarantor.  The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

(c)           The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence and qualification of the Borrower and each Guarantor in its jurisdiction of formation.

(d)           The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

(e)           The Administrative Agent shall have received a duly executed Note payable to the order of any Lender requesting a Note in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

(f)            The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of reaffirmations and amendments to the mortgages and deeds of trust that the Borrower or any Guarantor has provided to the Administrative Agent prior to the date hereof, each in form and substance satisfactory to the Administrative Agent.  The Administrative Agent shall be reasonably satisfied that such mortgages and deeds of trust, as reaffirmed and amended, create first priority, perfected Liens (subject only to the Liens permitted by Section 9.03 of the Credit Agreement) on at least 80% of the Engineered Value of the Oil and Gas Properties evaluated in the Reserve Report delivered to the Administrative Agent most recently.

(g)           The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, an opinion of Baker Botts L.L.P., counsel to the Credit Parties.

(h)           Subject to Section 8.12(a) of the Credit Agreement, as amended hereby, the Administrative Agent shall have received title information as the Administrative Agent may reasonably require with respect to the Oil and Gas Properties evaluated in the Reserve Report delivered to the Administrative Agent most recently.

(i)            The Administrative Agent shall have received appropriate UCC search reports for the jurisdiction of organization of each Credit Party reflecting no prior Liens (other than Liens permitted by Section 9.03 of the Credit Agreement) encumbering the Properties of the Credit Parties.

(j)            The Administrative Agent shall have received all documentation and other information that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

(k)           The representations and warranties in this Agreement shall be true and correct in all material respects.

Section 8.              Acknowledgments and Agreements.

(a)           The Borrower acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with its terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)           The Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  This Agreement shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)           The Borrower, each Guarantor, the Administrative Agent, the Issuing Bank and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement, and the other Loan Documents are not impaired in any respect by this Agreement.

(d)           From and after the Effective Date, all references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement, as amended by this Agreement.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 9.              Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guarantee and Collateral Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (as defined in the Guarantee and Collateral Agreement), as such Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guarantee and Collateral Agreement in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 10.            Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile or PDF electronic mail signature, and all such signatures shall be effective as originals.

Section 11.            Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.            Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 13.            Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 14.            Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	JONES ENERGY HOLDINGS, LLC

	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

GUARANTORS:	JONES ENERGY, INC.
JONES ENERGY, LLC
NOSLEY ASSETS, LLC

	Each by:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President, Chief
Financial Officer, Secretary
and Treasurer

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

ADMINISTRATIVE AGENT/

ISSUING BANK/LENDER/

ASSIGNOR:	WELLS FARGO BANK, N.A.,

	By:	/s/ Paul A. Squires
Paul A. Squires
Managing Director

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNOR:	MUFG UNION BANK, N.A.
(formerly known as Union Bank, N.A.)

	By:	/s/ Rachel Bowman
	Name:	Rachel Bowman
	Title:	Vice President

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNOR:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Dennis Petito
	Name:	Dennis Petito
	Title:	Managing Director

	By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Managing Director

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNOR:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Michael Higgins
	Name:	Michael Higgins
	Title:	Director

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNOR:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jo Linda Papadakis
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNOR:	TORONTO DOMINION (NEW YORK) LLC

	By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNOR:	COMERICA BANK

	By:	/s/ Jeffery Treadway
	Name:	Jeffery Treadway
	Title:	Senior Vice President

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNOR:	SUNTRUST BANK

	By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNEE:	BOKF, NA dba Bank of Texas

	By:	/s/ Colin Watson
	Name:	Colin Watson
	Title:	Vice President

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNEE:	Citibank, N.A.

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNEE:	Barclays Bank PLC

	By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

LENDER/ASSIGNEE:	IBERIABANK

	By:	/s/ Cameron D. Jones
	Name:	Cameron D. Jones
	Title:	Senior Vice President

Signature Page to

Master Assignment, Agreement and Amendment No. 9 to Credit Agreement

(Jones Energy Holdings, LLC)

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, N.A.	16.0000000%	$160,000,000.00
MUFG Union Bank, N.A.	11.2000000%	$112,000,000.00
Credit Agricole Corporate and Investment Bank	11.2000000%	$112,000,000.00
Capital One, National Association	11.2000000%	$112,000,000.00
JPMorgan Chase Bank, N.A.	11.2000000%	$112,000,000.00
Toronto Dominion (New York) LLC	8.0000000%	$80,000,000.00
Comerica Bank	8.0000000%	$80,000,000.00
SunTrust Bank	8.0000000%	$80,000,000.00
BOKF, NA dba Bank of Texas	4.8000000%	$48,000,000.00
Citibank, N.A.	3.6000000%	$36,000,000.00
Barclays Bank PLC	3.6000000%	$36,000,000.00
IBERIABANK	3.2000000%	$32,000,000.00
TOTAL	100.0000000%	$1,000,000,000.00

ANNEX II

BORROWING BASE AS OF NOVEMBER 6, 2014*

Name of Lender	Applicable Percentage	Applicable Percentage of the Borrowing Base
Wells Fargo Bank, N.A.	16.0000000%	$100,000,000.00
MUFG Union Bank, N.A.	11.2000000%	$70,000,000.00
Credit Agricole Corporate and Investment Bank	11.2000000%	$70,000,000.00
Capital One, National Association	11.2000000%	$70,000,000.00
JPMorgan Chase Bank, N.A.	11.2000000%	$70,000,000.00
Toronto Dominion (New York) LLC	8.0000000%	$50,000,000.00
Comerica Bank	8.0000000%	$50,000,000.00
SunTrust Bank	8.0000000%	$50,000,000.00
BOKF, NA dba Bank of Texas	4.8000000%	$30,000,000.00
Citibank, N.A.	3.6000000%	$22,500,000.00
Barclays Bank PLC	3.6000000%	$22,500,000.00
IBERIABANK	3.2000000%	$20,000,000.00
TOTAL	100.0000000%	$625,000,000.00

*Borrowing Base is subject to redetermination pursuant to the terms of the Credit Agreement, as amended.

EXHIBIT A

[see attached]

EXHIBIT I

FORMS OF U.S. TAX COMPLIANCE CERTIFICATES

EXHIBIT I-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of December 31, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among JONES ENERGY HOLDINGS, LLC, a Delaware limited liability company, JONES ENERGY, INC., a Delaware corporation, each of the Lenders from time to time party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

Pursuant to the provisions of Section 5.03(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                      , 20[  ]

EXHIBIT I-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of December 31, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among JONES ENERGY HOLDINGS, LLC, a Delaware limited liability company, JONES ENERGY, INC., a Delaware corporation, each of the Lenders from time to time party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

Pursuant to the provisions of Section 5.03(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                      , 20[  ]

EXHIBIT I-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of December 31, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among JONES ENERGY HOLDINGS, LLC, a Delaware limited liability company, JONES ENERGY, INC., a Delaware corporation, each of the Lenders from time to time party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

Pursuant to the provisions of Section 5.03(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                      , 20[  ]

EXHIBIT I-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of December 31, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among JONES ENERGY HOLDINGS, LLC, a Delaware limited liability company, JONES ENERGY, INC., a Delaware corporation, each of the Lenders from time to time party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

Pursuant to the provisions of Section 5.03(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its direct or indirect partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                      , 20[  ]